FIFTH ADDENDUM TO THE DEBENTURES
                                 AND
              FIRST AMENDMENT TO SUBSCRIPTION AGREEMENTS

            THIS Fifth Addendum to the Debentures AND FIRST AMENDMENT TO SUBSCRIPTION AGREEMENTS (this "Fifth Addendum"), dated as of August __, 2003 (the "Fifth Modification Date"), is made by and among Visual Bible International, Inc., a Florida corporation (the "Corporation") and each Lender (as defined below) signatory hereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Debentures and/or in the First Addendum, the Second Addendum, the Third Addendum or the Fourth Addendum (each as defined below).



                            RECITALS:


A. The Corporation has executed and delivered a Debenture to each of Augusta Holding, Inc., Arthur Kleinstein, Zivojin Maznic, Ronald Prosserman, Red Brook Developments Limited ("Red Brook"), Beverly Reisman, Ruth Reisman Limited and George N. Steels, (collectively, the "Group A Lenders") and AGF Growth Equity Fund, GWL Growth Equity Fund, London Life Growth Equity Fund, IG AGF Diversified Growth Fund, AGF Diversified Growth Class, Patrick McDougall and Stanley Nashen (collectively, the "Group B Lenders"). Hereinafter, the Group A Lenders and the Group B Lenders are collectively referred to as the "Lenders".

B. The Corporation and the Lenders have executed and delivered an Addendum to the Debentures (the "First Addendum") dated as of February 17, 2003.

C. The Corporation and the Lenders have executed and delivered a Second Addendum to the Debentures (the "Second
Addendum") dated as of March 4, 2003.

D. The Corporation and the Lenders have executed and delivered a Third Addendum to the Debentures (the "Third Addendum") dated as of March 6, 2003.

            E.          The Corporation and the Lenders have
executed and delivered a Fourth Addendum to the Debentures (the
"Fourth Addendum") dated as of March 20, 2003.

            F.          The Corporation and each Lender have
executed and delivered a Subscription Agreement pursuant to which the Lenders purchased the Debentures (the "A Unit Subscription
Agreements").

G. In order to fund certain capital requirements associated with the Production, the Corporation is currently offering up to 8,500,000 Units (the "B Units") at US$1.00 per Unit (the "B Unit Offering") to "accredited investors" (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended), including certain of the Lenders. Each B Unit includes a %15 US$1.00 principal amount debenture (each a "B Unit Debenture" and together, the "B Unit Debentures") and the right to certain royalty payments. The holders of the B Unit Debentures are the "B Unit Debenture Holders".

H. In order to facilitate the purchase of B Units offered by the Corporation as part of the B Unit Offering, the Corporation and the Lenders have agreed to modify the Debentures and the A Unit Subscription Agreements in accordance with the terms of this Fifth Addendum.

                            AGREEMENTS:


In consideration of the premises and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Deletion of Certain Paragraphs in the First Addendum, the Second Addendum, the Third Addendum and the Fourth Addendum. Paragraph 5 (Modification of Paragraph 6.(j)) of the First Addendum; Paragraph 3 (Second Royalty Payments), Paragraph 6 (Modification of Paragraph 4), Paragraph 7 (Modification of Paragraph 6.(j)) and Paragraph 8 (Modification of Paragraph 7.(b)) of the Second Addendum; Paragraph 4 of the Third Addendum (Repayment of Interim Advances to the Group A Lenders); and Paragraph 3 of the Fourth Addendum (Modification to the Third Addendum) are hereby deleted in their entirety.

                        2.          Modification of the First
Addendum. Paragraph 3 of the First Addendum (Royalty Payments) shall be deleted in its entirety and shall be replaced with the following:

                          "3.         Royalty
                          Payments.

                          (a)         In consideration
                          for the agreement by the
                          Lenders to modify the
                          Debentures, the Corporation
                          shall cause a royalty per
                          DVD Unit sold to United
                          States or Canadian
                          purchasers (the "Royalty")
                          to be paid to each Lender in
                          the manner set forth herein
                          and calculated as follows:

                                      (1)         For
                                      the first
                                      120,000 DVD
                                      Units sold
                                      through direct
                                      market sales to
                                      United States or
                                      Canadian
                                      purchasers, no
                                      Royalty shall be
                                      payable;

                                      (2)         For
                                      direct market
                                      sales of DVD
                                      Units to United
                                      States or
                                      Canadian
                                      purchasers in
                                      excess of
                                      120,000 DVD
                                      Units up to a
                                      maximum of
                                      200,000 DVD
                                      Units, the
                                      Royalty shall be
                                      12.5% of the
                                      gross proceeds,
                                      net of returns
                                      and sales or
                                      other similar
                                      taxes payable
                                      thereon,
                                      resulting from
                                      each such DVD
                                      Unit sale; and

                                      (3)         For
                                      all direct
                                      market sales of
                                      DVD Units to
                                      United States or
                                      Canadian
                                      purchasers in
                                      excess of
                                      200,000 DVD
                                      Units, the
                                      Royalty shall
                                      perpetually be
                                      5.0% of the
                                      gross proceeds,
                                      net of returns
                                      and sales or
                                      other similar
                                      taxes payable
                                      thereon,
                                      resulting from
                                      each such DVD
                                      Unit sale.

                          (b)         The Corporation
                          shall cause payment of the
                          Royalty as follows:

                                      (1)         The
                                      Royalty shall
                                      not be paid to
                                      the Lenders, but
                                      shall instead
                                      accrue (the
                                      "Accrued
                                      Royalties")
                                      until the date
                                      on which each B
                                      Unit Debenture
                                      Holder receives
                                      payments from
                                      the Corporation,
                                      whether in the
                                      form of payments
                                      of principal,
                                      interest or
                                      royalties, which
                                      in the aggregate
                                      equal the
                                      original
                                      principal amount
                                      of such holder's
                                      B Unit Debenture
                                      (the "B Unit
                                      Principal
                                      Repayment
                                      Date").  From
                                      and after the B
                                      Unit Principal
                                      Repayment Date,
                                      the Royalty
                                      shall be paid to
                                      the Lenders as
                                      described below.
                                       The Accrued
                                      Royalties shall
                                      be paid to the
                                      Lenders as
                                      described in
                                      Paragraph 7 of
                                      the Debentures
                                      (as amended by
                                      the Fifth
                                      Addendum).

                                      (2)         The
                                      Corporation
                                      agrees that it
                                      will promptly
                                      cause the
                                      Fulfillment
                                      Corporation
                                      utilized by the
                                      Corporation in
                                      connection with
                                      the direct
                                      market sales of
                                      the DVD Units to
                                      United States
                                      and Canadian
                                      purchasers to
                                      execute an
                                      irrevocable
                                      instruction in
                                      the form
                                      attached hereto
                                      as Exhibit
                                      3.(b)(2) (the
                                      "Royalty
                                      Instruction
                                      Letter").

                                      (3)         As
                                      soon as
                                      practicable, but
                                      in no event
                                      later than two
                                      days following
                                      the B Unit
                                      Principal
                                      Repayment Date,
                                      the Corporation
                                      shall deliver to
                                      the Fulfillment
                                      Corporation (i)
                                      the Schedule A
                                      (certified by
                                      the Chief
                                      Executive
                                      Officer or the
                                      Chief Financial
                                      Officer of the
                                      Corporation
                                      (each, a
                                      "Responsible
                                      Officer")) to
                                      the Royalty
                                      Instruction
                                      Letter and (y) a
                                      written notice
                                      (the "Royalty
                                      Notice")
                                      directing the
                                      Fulfillment
                                      Corporation to
                                      segregate a
                                      portion of the
                                      proceeds derived
                                      from the sale of
                                      each DVD Unit to
                                      United States or
                                      Canadian
                                      purchasers in an
                                      amount equal to
                                      5.0% (the "5.0%
                                      Retained
                                      Portion") of the
                                      gross proceeds
                                      (net of returns
                                      and sales or
                                      other similar
                                      taxes payable
                                      thereon)
                                      resulting from
                                      each such DVD
                                      Unit sale.  In
                                      the event that
                                      proceeds of any
                                      such sale are in
                                      Canadian
                                      Dollars, such
                                      proceeds shall
                                      be converted by
                                      the Fulfillment
                                      Corporation into
                                      United States
                                      Dollars.  The
                                      5.0% Retained
                                      Portion is not
                                      related to the
                                      Unit Retained
                                      Portion which is
                                      separately
                                      required to be
                                      segregated
                                      pursuant to
                                      Paragraph 7 of
                                      the Debenture.

                                      (4)         The
                                      Schedule A to
                                      the Royalty
                                      Instruction
                                      Letter shall set
                                      forth (i) each
                                      Lender's name
                                      and address and
                                      (ii) each
                                      Lender's Pro
                                      Rata Percentage.
                                       Each Lender's
                                      "Pro Rata
                                      Percentage"
                                      shall equal the
                                      quotient
                                      resulting from
                                      the division of
                                      (i) the Maximum
                                      Principal Amount
                                      under a
                                      particular
                                      Lender's
                                      Debenture by
                                      (ii) the
                                      Facility
                                      Proceeds.  The
                                      Corporation
                                      shall deliver to
                                      the Fulfillment
                                      Corporation a
                                      revised Schedule
                                      A (certified by
                                      a Responsible
                                      Officer) to the
                                      Royalty
                                      Instruction
                                      Letter as soon
                                      as possible
                                      following any
                                      and all changes
                                      in ownership of
                                      the Debentures
                                      or changes in
                                      the number of
                                      Debentures
                                      outstanding.

                                      (5)         Each
                                      Lender shall be
                                      paid an amount
                                      equal to the 5%
                                      Retained Portion
                                      multiplied by
                                      such Lender's
                                      Pro Rata
                                      Percentage not
                                      later than the
                                      tenth day of
                                      each month
                                      following the
                                      immediately
                                      preceding month
                                      if the
                                      Fulfillment
                                      Corporation
                                      received any
                                      proceeds derived
                                      from the sale of
                                      any DVD Unit to
                                      United States or
                                      Canadian
                                      purchasers in
                                      such immediately
                                      preceding month.

                                      (7)         The
                                      Corporation and
                                      the Lenders
                                      acknowledge and
                                      agree that the
                                      Royalty shall
                                      continue to be
                                      paid by or on
                                      behalf of the
                                      Corporation for
                                      so long as DVD
                                      Units are sold
                                      to Unites States
                                      or Canadian
                                      purchasers, and
                                      if the
                                      Corporation
                                      sells all or
                                      substantially
                                      all of its
                                      assets or merges
                                      or otherwise
                                      combines with
                                      another entity
                                      (an "Acquiring
                                      Entity"), as a
                                      condition to the
                                      closing of such
                                      transaction, the
                                      Corporation will
                                      cause such
                                      Acquiring Entity
                                      to acknowledge
                                      and agree to be
                                      bound by all of
                                      the
                                      Corporation's
                                      obligations
                                      hereunder.  The
                                      Corporation
                                      acknowledges
                                      that
                                      notwithstanding
                                      the fact that
                                      the Existing
                                      Principal Amount
                                      and any and all
                                      amounts of
                                      accrued and
                                      unpaid Interest
                                      shall be paid in
                                      full in United
                                      States dollars
                                      in accordance
                                      with the
                                      Debentures, the
                                      Debentures shall
                                      remain in full
                                      force and effect
                                      solely to
                                      evidence the
                                      obligation upon
                                      the Corporation
                                      (or any
                                      successor to the
                                      Corporation by
                                      merger or
                                      otherwise) to
                                      pay or cause the
                                      Royalty to be
                                      paid and to set
                                      forth the terms
                                      and conditions
                                      of the
                                      Corporation's
                                      Royalty payment
                                      obligations.

                                      (8)         The
                                      Corporation and
                                      the Lenders
                                      acknowledge and
                                      agree that any
                                      change in the
                                      business plan
                                      (the "Business
                                      Plan") of the
                                      Corporation or
                                      any successor
                                      Corporation
                                      (which Business
                                      Plan currently
                                      anticipates
                                      direct market
                                      sales of the DVD
                                      Units following
                                      completion of
                                      the Production)
                                      or any sale of
                                      material assets
                                      of the
                                      Corporation or
                                      any merger or
                                      other
                                      combination
                                      involving the
                                      Corporation
                                      shall require
                                      the consent of a
                                      majority (based
                                      upon the Maximum
                                      Principal
                                      Amounts advanced
                                      under the
                                      Debentures in
                                      relation to the
                                      Facility
                                      Proceeds) of the
                                      Debentures."

              3.          Modification of Paragraph 4
              of the Debentures.  Paragraph 4 of the
              Debentures is deleted in its entirety
              and replaced by the following:

                          "This Debenture is one of a
                          series of debentures to be
                          issued by the Corporation in
                          connection with a bridge
                          production financing
                          facility (the "Production
                          Facility") in an aggregate
                          principal amount of up to
                          Five Million Five Hundred
                          Thousand United States
                          Dollars (US$5,500,000.00)
                          plus an amount as necessary
                          to convert (the
                          "Conversion") the Bridge
                          Loans and the Colson Advance
                          (each as defined in that
                          certain Amended and Restated
                          Red Book Conditions
                          Precedent Agreement, dated
                          as of August 13, 2003 (the
                          "CP Agreement")) into Units
                          as described in the CP
                          Agreement.  The Corporation
                          has concluded debentures for
                          a portion of the Production
                          Facility in an amount of
                          Four Million United States
                          Dollars (US$4,000,000.00)
                          (the "Initial Funding") and
                          additional debentures (the
                          "Subsequent Funding
                          Debentures") on terms
                          substantially the same as
                          the terms of the Initial
                          Funding Debentures for One
                          Million Five Hundred
                          Thousand United States
                          Dollars (US$1,500,000.00)
                          (the "Subsequent Funding").
                          The Corporation shall be
                          entitled to execute
                          debentures (the "Conversion
                          Debentures") on terms
                          substantially the same as
                          the terms of the Initial
                          Funding Debentures in an
                          amount necessary to satisfy
                          the Conversion.  The
                          aggregate of the Maximum
                          Principal Amount under the
                          Initial Funding Debentures,
                          Subsequent Funding
                          Debentures and Conversion
                          Debentures shall be
                          collectively referred to
                          herein as the "Facility
                          Proceeds")."  Each
                          Conversion Debenture shall
                          be a "Debenture" as defined
                          herein."

              4.          Modification of Paragraph
              6.(b) of the Debentures.  Paragraph
              6.(b) of the Debentures is deleted in
              its entirety and is replaced with the
              following:

                          "As to the first
                          US$5,500,000 of the Facility
                          Proceeds (the "Production
                          Portion"), such Production
                          Portion will only be
                          utilized by the Corporation
                          to pay for costs and
                          expenses incurred by the
                          Corporation ("Production
                          Expenses") in connection
                          with the Production. "DVD
                          Units" shall mean the double
                          video/DVD units and/or any
                          other audio visual medium,
                          whether currently existing
                          or developed in the future,
                          containing the Production."

              5.          Modification of Paragraph
              6.(d) of the Debentures.  The fourth
              sentence of Paragraph 6.(d) of the
              Debentures is deleted in its entirety
              and is replaced with the following:

                          "The Corporation shall
                          engage, and at all times
                          while the Existing Principal
                          Amount, accrued but unpaid
                          Interest or Accrued
                          Royalties remain unpaid,
                          shall utilize the service of
                          one fulfillment corporation
                          (the "Fulfillment
                          Corporation") to handle,
                          process, account for and
                          collect all proceeds from
                          all direct market orders
                          received for the DVD Units
                          from United States and
                          Canadian Sources.  In the
                          event that the Corporation
                          engages the services of more
                          than one fulfillment
                          corporation, the Corporation
                          will negotiate in good faith
                          with the Lenders regarding
                          the implementation of a
                          trust or other suitable
                          arrangement pursuant to
                          which the payments due
                          hereunder will be
                          administered."

              6.          Modification of Paragraph
              6.(i) of the Debentures.  Paragraph
              6.(i) of the Debentures is hereby
              modified by deleting "US$40.00" and
              inserting "US$39.95" in its place and by adding the following sentence at the end of such paragraph:

                          "In the event that the
                          Corporation produces a
                          product containing the
                          Production on a medium other
                          than a DVD Unit and such
                          product is sold through
                          direct market sales in the
                          United States and Canada,
                          such product shall not be
                          sold for less that US$39.95
                          without the consent of the
                          holders of a majority (based
                          upon the Maximum Principal
                          Amounts advanced under the
                          Debentures in relation to
                          the Facility Proceeds) of
                          the Debentures".

              7.          Modification of Paragraph
              6.(j) of the Debentures.  Paragraph
              6.(j) of the Debentures is deleted in
              its entirety and replaced with the
              following:

                          "Other than contracts and
                          agreements necessary for the
                          completion of the B Unit
                          Offering, the Corporation
                          shall not execute any future
                          contract or agreement that
                          would obligate the
                          Corporation to pay any
                          amount from the proceeds of
                          the direct market sales of
                          the DVD Units to United
                          States or Canadian
                          purchasers unless such
                          obligation is approved by
                          the holders of a majority
                          (based upon the Maximum
                          Principal Amounts advanced
                          under the Debentures in
                          relation to the Facility
                          Proceeds) of the Debentures.
                           In that regard and
                          notwithstanding any
                          provision included as a part
                          of any agreement executed by
                          the Corporation in
                          connection with the
                          Debentures (including but
                          not limited to the A Unit
                          Subscription Agreements),
                          the holders of a majority
                          (based upon the then
                          Existing Principal Amount
                          under the Debentures which
                          gave rise to the Facility
                          Proceeds) of the Debentures
                          hereby authorize, on behalf
                          of all of the holders of
                          Debentures, the execution by
                          the Corporation of the
                          Subject Security Agreements
                          (as such term is defined in
                          the B Unit Subscription
                          Agreement)."

              8.          Modification of Paragraph 7
              of the Debentures.

              Paragraph 7. of the Debentures is
              deleted in its entirety and replaced by
              the following:

                          "(a) The Corporation agrees
                          that all sales of DVD Units
                          to United States and
                          Canadian purchasers will be
                          undertaken by the
                          Corporation on a direct
                          market basis through one
                          Fulfillment Corporation at
                          all times when any Existing
                          Principal Amount, accrued
                          but unpaid Interest or
                          Accrued Royalties remain
                          outstanding.  The
                          Corporation agrees that it
                          will promptly cause the
                          Fulfillment Corporation to
                          execute an irrevocable
                          instruction in the form
                          attached hereto as Exhibit
                          7.(a) (the "Debenture
                          Instruction Letter").  The
                          Corporation shall deliver to
                          the Fulfillment Corporation
                          the Schedule A (certified by
                          the Chief Executive Officer
                          or the Chief Financial
                          Officer of the Corporation
                          (each, a "Responsible
                          Officer")) to the Debenture
                          Instruction Letter no later
                          than two days after the
                          receipt of notice from the
                          Fulfillment Corporation that
                          a DVD Unit was sold by the
                          Fulfillment Corporation.
                          Schedule A to the Debenture
                          Instruction Letter shall set
                          forth (i) the name and
                          address of each Lender, (ii)
                          the Maximum Principal Amount
                          of each Lender's Debenture
                          and (iii) each Lender's Pro
                          Rata Percentage.  As soon as
                          practicable, but in no event
                          later than two days
                          following the date on which
                          each B Unit Debenture Holder
                          receives payments from the
                          Corporation, whether in the
                          form of payments of
                          principal, interest or
                          royalties, which in the
                          aggregate equal the original
                          principal amount of such
                          holder's B Unit Debenture
                          (the "B Unit Principal
                          Repayment Date"), the
                          Corporation shall deliver to
                          the Fulfillment Corporation
                          (i) the Schedule B
                          (certified by a Responsible
                          Officer) to the Debenture
                          Instruction Letter and (ii)
                          a notice that the B Unit
                          Principal Repayment Date has
                          occurred (the "B Unit
                          Debenture Repayment
                          Notice").  The Schedule B to
                          the Debenture Instruction
                          Letter shall set forth each
                          Lender's (i) Existing
                          Principal Amount, (ii)
                          accrued but unpaid Interest
                          and (iii) Pro Rata Accrued
                          Royalty.  Each Lender's "Pro
                          Rata Accrued Royalty" shall
                          equal the aggregate amount
                          of the Accrued Royalties
                          multiplied by such Lender's
                          Pro Rata Percentage (defined
                          below).  The Corporation
                          shall deliver to the
                          Fulfillment Corporation a
                          revised Schedule A
                          (certified by a Responsible
                          Officer) and a revised
                          Schedule B (certified by a
                          Responsible Officer) to the
                          Debenture Instruction Letter
                          as soon as possible
                          following any and all
                          changes in ownership of the
                          Debentures or changes in the
                          number of Debentures
                          outstanding following the
                          initial delivery of the
                          applicable schedule.

                          (b) Repayments of the
                          Existing Principal Amount
                          and payments of Interest and
                          Accrued Royalties (as
                          defined in the First
                          Addendum) will be made by
                          the Corporation from the
                          Unit Retained Portion (as
                          defined in paragraph 7.(d),
                          below) to the Lender and
                          will be made pro rata to
                          (each a "Payment") Lender
                          from such Unit Retained
                          Portion in an amount
                          determined by multiplying
                          the Unit Retained Portion by
                          the Lender's Pro Rata
                          Percentage.  Each Lender's
                          "Pro Rata Percentage" shall
                          equal the quotient resulting
                          from the division of (i) the
                          Maximum Principal Amount
                          under a particular Lender's
                          Debenture by (ii) the
                          Facility Proceeds.  The
                          Payments shall be applied in
                          the following order of
                          priority:

                                      (i) first,
                                      toward the
                                      Existing
                                      Principal Amount;

                                      (ii) second,
                                      toward the
                                      accrued but
                                      unpaid Interest
                                      due hereunder; and

                          (iii) third toward Lender's
                          Pro Rata Accrued Royalty.

                          (c) Pursuant to the
                          Debenture Instruction Letter
                          the Corporation agrees to
                          cause the Fulfillment
                          Corporation utilized by the
                          Corporation in connection
                          with direct market sales of
                          the DVD Units to United
                          States or Canadian
                          purchasers to segregate the
                          Unit Retained Portion (as
                          defined below) from the
                          direct market sales of DVD
                          Units to United States or
                          Canadian purchasers through
                          the Repayment Date (defined
                          below).  In the event that
                          the segregated proceeds are
                          in Canadian Dollars, such
                          proceeds shall be converted
                          by the Fulfillment
                          Corporation into United
                          States Dollars.

                                      (d) The "Unit
                                      Retained
                                      Portion" shall
                                      be defined as
                                      follows:

                                      (i) With respect
                                      to the first
                                      120,000 DVD
                                      Units sold to a
                                      United States or
                                      Canadian
                                      purchaser, the
                                      "Unit Retained
                                      Portion" shall
                                      equal 26% of the
                                      gross proceeds,
                                      net of returns
                                      and sales or
                                      other similar
                                      taxes payable
                                      thereon,
                                      received by the
                                      Fulfillment
                                      Corporation from
                                      each such sale.

                                      (i)With respect
                                      to the 120,001st
                                      through the
                                      200,000th DVD
                                      Unit sold to a
                                      United States or
                                      Canadian
                                      purchaser, the
                                      "Unit Retained
                                      Portion" shall
                                      equal 36% of the
                                      gross proceeds,
                                      net of returns
                                      and sales or
                                      other similar
                                      taxes payable
                                      thereon,
                                      received by the
                                      Fulfillment
                                      Corporation from
                                      each such sale.

                                      (iii) With
                                      respect to the
                                      200,001st
                                      through the
                                      250,000th DVD
                                      Unit sold to a
                                      United States or
                                      Canadian
                                      purchaser, the
                                      "Unit Retained
                                      Portion" shall
                                      equal 28% of the
                                      gross proceeds,
                                      net of returns
                                      and sales or
                                      other similar
                                      taxes payable
                                      thereon,
                                      received by the
                                      Fulfillment
                                      Corporation from
                                      each such sale.

                                      (iv) From and
                                      after the sale
                                      of the 250,001st
                                      DVD Unit sold to
                                      a United States
                                      or Canadian
                                      purchaser until
                                      each Lender
                                      receives
                                      Payments and
                                      Additional
                                      Proceeds
                                      Payments
                                      (defined below)
                                      pursuant to such
                                      Lender's
                                      Debenture in an
                                      aggregate amount
                                      equal to the
                                      Maximum
                                      Principal Amount
                                      of such Lender's
                                      Debenture (the
                                      "A Unit
                                      Principal
                                      Repayment
                                      Date"), the
                                      "Unit Retained
                                      Portion" shall
                                      equal 27% of the
                                      gross proceeds,
                                      net of returns
                                      and sales or
                                      other similar
                                      taxes payable
                                      thereon,
                                      received by the
                                      Fulfillment
                                      Corporation from
                                      each such sale
                                      of a DVD Unit to
                                      a United States
                                      or Canadian
                                      purchaser.

                                      (v) From and
                                      after the A Unit
                                      Principal
                                      Repayment Date
                                      until the
                                      receipt of the
                                      Fulfillment
                                      Corporation of
                                      the B Unit
                                      Debenture
                                      Repayment
                                      Notice, the
                                      "Unit Retained
                                      Portion" shall
                                      be 0%.

                                      (vi) From and
                                      after the
                                      receipt by the
                                      Fulfillment
                                      Corporation of
                                      the B Unit
                                      Debenture
                                      Repayment
                                      Notice, until
                                      payment in full
                                      in United States
                                      dollars of all
                                      Existing
                                      Principal
                                      Amounts, accrued
                                      Interest and the
                                      Accrued
                                      Royalties (the
                                      "Repayment
                                      Date"), the
                                      "Unit Retained
                                      Portion" shall
                                      equal 30% of the
                                      gross proceeds,
                                      net of returns
                                      and sales or
                                      other similar
                                      taxes payable
                                      thereon,
                                      received by the
                                      Fulfillment
                                      Corporation from
                                      each such sale
                                      of a DVD Unit to
                                      a United States
                                      or Canadian
                                      purchaser (the
                                      "30% Portion").
                                      The 30% Portion
                                      is unrelated to
                                      the 5% Portion
                                      which is
                                      separately
                                      required to be
                                      segregated
                                      pursuant to
                                      Paragraph 3. of
                                      the First
                                      Addendum, as
                                      amended by the
                                      Fifth Addendum.

                          (e) Pursuant to the
                          Debenture Instruction Letter
                          the Corporation shall cause
                          the Fulfillment Corporation
                          to make the Payments not
                          later than the tenth day of
                          each month following the
                          immediately preceding month
                          if the Fulfillment
                          Corporation received any
                          proceeds derived from the
                          direct market sale of any
                          DVD Unit to United States or
                          Canadian purchasers in such
                          immediately preceding month
                          and the Payments shall
                          continue to be made until
                          the Repayment Date.

                          (f) If not sooner paid
                          pursuant to the terms
                          hereof, this Debenture shall
                          be due and payable in full
                          in United States dollars two
                          (2) years after the
                          Effective Date (the
                          "Maturity Date").
                          (g) Notwithstanding anything
                          contained or inferred in
                          this Debenture to the
                          contrary, the Existing
                          Principal Amount may be
                          prepaid by the Corporation,
                          in whole or in part, at any
                          time and from time to time
                          without premium or penalty.

                          (h) In addition to and not
                          in lieu of the Payments,
                          until the Repayment Date, in
                          the event that the
                          Corporation is not
                          prohibited from doing so
                          under any documents existing
                          as of July 31, 2003 (the
                          "Existing Security
                          Documents"), as well as any
                          supplements thereto executed
                          by the Corporation and the
                          secured creditors under the
                          Existing Security Documents
                          (the "Existing Secured
                          Creditors"), the Corporation
                          shall segregate (in a
                          separate account established
                          by the Corporation for this
                          purpose) an amount (the
                          "Additional Repayment
                          Proceeds") equal to 12.5%
                          of:  (i) the gross proceeds,
                          net of returns and any sales
                          or similar taxes payable on
                          account thereof, received by
                          the Corporation from the
                          exploitation of the
                          Production from all sources
                          other than in the United
                          States and Canada, provided
                          that such Additional
                          Repayment Proceeds shall not
                          include any proceeds derived
                          from theatrical releases;
                          and (ii) the gross proceeds,
                          net of returns and any sales
                          or similar taxes payable on
                          account thereof received by
                          the Corporation, or any
                          intermediary acting on
                          directions from the
                          Corporation, from any and
                          all commercial exploitation
                          of the Production in the
                          United States or Canada
                          other than the direct market
                          sale of DVD Units, provided
                          that such Additional
                          Repayment Proceeds shall not
                          include any proceeds derived
                          from theatrical releases.
                          The Corporation shall, not
                          later than the tenth day of
                          each month following the
                          immediately preceding month
                          if the Corporation received
                          any Additional Repayment
                          Proceeds in such immediately
                          preceding month, pay Lender
                          therefrom an amount equal to
                          the Additional Repayment
                          Proceeds multiplied by
                          Lender's Pro Rata Percentage
                          (each such payment to Lender
                          being an "Additional
                          Proceeds Payment").  The
                          Corporation shall provide
                          the Fulfillment Corporation
                          prompt notice of all
                          Additional Proceeds
                          Payments.  The Corporation
                          shall cease segregating the
                          Additional Repayment
                          Proceeds on the Repayment
                          Date.  The Additional
                          Proceeds Payments shall be
                          applied in the following
                          order of priority:

                                      (i) first,
                                      toward the
                                      Existing
                                      Principal Amount;

                                      (ii) second,
                                      toward the
                                      accrued but
                                      unpaid Interest
                                      due hereunder; and

                          (iii) third toward Lender's
                          Pro Rata Accrued Royalty.

                          (i) The Corporation and the
                          Lenders acknowledge and
                          agree that the Royalty (as
                          defined in the First
                          Addendum) shall continue to
                          be paid by or on behalf of
                          the Corporation for so long
                          as DVD Units are sold to
                          Unites States or Canadian
                          purchasers, and if the
                          Corporation sells all or
                          substantially all of its
                          assets or merges or
                          otherwise combines with
                          another entity (an
                          "Acquiring Entity"), as a
                          condition to the closing of
                          such transaction, the
                          Corporation will cause such
                          Acquiring Entity to
                          acknowledge and agree to be
                          bound by all of the
                          Corporation's obligations
                          hereunder.  The Corporation
                          acknowledges that
                          notwithstanding the fact
                          that the Existing Principal
                          Amount and any and all
                          amounts of accrued and
                          unpaid Interest shall be
                          paid in full in United
                          States dollars in accordance
                          with the Debentures, the
                          Debentures shall remain in
                          full force and effect solely
                          to evidence the obligation
                          upon the Corporation (or any
                          successor to the Corporation
                          by merger or otherwise) to
                          pay or cause the Royalty to
                          be paid and to set forth the
                          terms and conditions of the
                          Corporation's Royalty
                          payment obligations."

              9.          Modification of Paragraph 10
              of the Debentures.  The first sentence
              of Paragraph 10. of the Debentures is
              hereby deleted and replaced with the
              following:

              "ANY ACTION TO BE TAKEN UNDER THIS
              DEBENTURE OR ANY OF THE DOCUMENTS
              RELATED HERETO SHALL BE DETERMINED BY
              THE HOLDERS OF A MAJORITY (BASED UPON
              THE MAXIMUM PRINCIPAL AMOUNTS ADVANCED
              UNDER THE DEBENTURES IN RELATION TO THE
              FACILITY PROCEEDS) OF THE DEBENTURES."

              10.         Modification of Paragraph
              3.(d) of the A Unit Subscription
              Agreements. The fifth sentence of
              Paragraph 3.(d) of the A Unit
              Subscription Agreements is hereby
              modified by deleting "2.5 million" and
              inserting "up to 5.0 million" in its place.

              11.         Modification of Paragraph
              8.(j) of the A Unit Subscription
              Agreements.  The second sentence of
              Paragraph 8.(j) is hereby deleted and
              replaced by the following:

              "NOTWITHSTANDING THE FOREGOING,
              PURCHASER HEREBY AGREES THAT THIS
              SUBSCRIPTION AGREEMENT AND EACH AND
              EVERY OF THE RIGHTS AND OBLIGATIONS OF
              THE PURCHASER HEREUNDER MAY BE CHANGED,
              MODIFIED OR AMENDED IN SUCH MANNER AS
              MAY BE DETERMINED BY THE HOLDERS OF A
              MAJORITY (based upon the Maximum
              Principal Amounts advanced under the
              Debentures in relation to the Facility
              Proceeds) OF THE DEBENTURES."

              12.         Consent to Conversion of
              certain Bridge Loans.

              Reference is made to the CP Agreement
              and that certain Investor Rights
              Agreement (the "Rights Agreement"),
              dated as of December 24, 2002, between
              the Corporation and the individuals and
              entities signatory thereto who are
              holders of the Debentures, issued by the Corporation to such individuals and entities (each an "Existing Debenture
              Holder", and together, the "Existing
              Debenture Holders").

              The Existing Debenture Holders signatory hereto hereby consent to the conversion of the Colson Advance (as defined in the CP Agreement) and the Bridge Loans (as defined in the CP Agreement) into Units as described in the CP Agreement
              (together, the "Conversions") and waive
              on behalf of all of the Existing
              Debenture Holders the Financing Rights
              (as defined in the Rights Agreement) of
              each Existing Debenture Holder solely
              with respect to the Conversions (the
              "Waiver").

              The Waiver shall not be deemed a waiver
              or consent with respect to any matter
              other than as specifically described
              herein and each right set forth in the
              Rights Agreement shall be an ongoing
              right that may be asserted at any time
              and from time to time in accordance with the Rights Agreement.

              13.         Representations and
              Warranties.  The representations and
              warranties of the Corporation as set
              forth in: (i) Section 3 of the A Unit
              Subscription Agreements, dated as of
              December 24, 2002, between the
              Corporation and the Group A Lenders and
              (ii) Section 6 of the Debentures, shall
              be true and correct in all material
              respects as of the date hereof as if
              made herein to the Lenders with such
              changes to such representations and
              warranties as reflected in the
              corresponding representations and
              warranties in the B Unit Subscription
              Agreement and the B Unit Debentures.

              14.         Acknowledgments of the
              Corporation and the Lenders.   The
              Corporation and the Lenders acknowledge
              and agree that no further Advances are
              due, now or in the future, from any of
              the Lenders under the Debentures.

              15.         Conflict; Ratification.
              The Corporation and the Lenders
              acknowledge and agree that the
              Debentures are in full force and effect
              and binding upon the Corporation and the Lenders according to the terms thereof without modification, except as specifically modified by the First
              Addendum, the Second Addendum, the Third
              Addendum, the Fourth Addendum or this
              Fifth Addendum.  Except as specifically
              modified hereby or thereby, all
              covenants, terms, obligations and
              conditions of the Debentures are hereby
              ratified and confirmed. In the event of a conflict between this Fifth Addendum, the Debentures or any of the First
              Addendum, the Second Addendum, the Third
              Addendum or the Fourth Addendum, then
              this Fifth Addendum shall control.

              16.         Execution.   This Fifth
              Addendum may be executed in two or more
              counterparts and shall be deemed to be
              fully executed when the Corporation and
              the holders of a majority (based upon
              the then Existing Principal Amount under the Debentures which gave rise to the Facility Proceeds) of the Debentures have signed at least one copy hereof. A faxed copy of this Fifth Addendum bearing the signature of a party shall be deemed acceptable for purposes of execution hereof; provided, however, that each party shall promptly provide each other party with an originally executed copy.

              (Signatures Appear On Next Pages)
              IN WITNESS WHEREOF, the parties hereto
              have executed this Fifth Addendum
              effective on and as of the Fifth
              Modification Date.

              Visual Bible International, Inc.



              By:  /s/Harold Kramer

              Name:  Harold Kramer

              Title:  Executive Vice President

                          Counterpart Lender Signature Page


              IN WITNESS WHEREOF, the parties hereto
              have executed this Fifth Addendum
              effective on and as of the Fifth
              Modification Date.



              Lender:



              ______________________________
              (Name of Lender)



              ______________________________
              (Signature)



              ______________________________
              (Title, if applicable)

         Exhibit 3.(b)(2) to the First Addendum
         FORM OF IRREVOCABLE INSTRUCTION LETTER

            Exhibit 7.(a) to the Debentures
              FORM OF IRREVOCABLE ROYALTY INSTRUCTION
                        LETTER